EXHIBIT 10.4

STOCK PLEDGE AGREEMENT dated as of January 28, 2005 (as amended, modified, supplemented or restated from time to time, the "Agreement"), executed by each of LOUIS S. SLAUGHTER and DOUGLAS LOCKIE (each a "Pledgor" and collectively the "Pledgors"), in favor of Edward S. Gutman, in his capacity as collateral agent for the ratable benefit of the Noteholders, as hereinafter defined (in such capacity, the "Agent").

                                    RECITALS

      WHEREAS, on the terms and subject to the conditions contained in that certain Securities Purchase Agreement, dated as of January 28, 2005 by and among Gigabeam Corporation, a Delaware corporation (the "Borrower") and the Noteholders (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), the Borrower will issue for purchase by various purchasers (each a "Noteholder" and collectively the "Noteholders") its 8% Senior Convertible Notes Due 2008 in an aggregate principal amount of up to $2,500,000 (each, a "Note" and collectively the "Notes"), together with warrants to purchase a specified number of shares of its common stock; and

      WHEREAS, concurrently herewith the Borrower and the Agent are entering into that certain General Security Agreement, dated on or about the date hereof (as amended, modified supplemented or restated from time to time, the "General Security Agreement"), pursuant to which the Notes shall be ratably secured by a perfected lien on and first priority security interest in substantially all of the Borrower's personal property, subject to certain exclusions and permitted encumbrances, as described in the General Security Agreement; and

      WHEREAS, in order to induce the Noteholders to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to assure and secure the payment and performance of the Borrower's obligations under the Notes, the Pledgors are executing and delivering this Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Agent hereby agree as follows:

      1. The Obligations. Each of the Pledgors agrees, on a joint and several basis, to be liable for the payment when due of the accrued interest on and principal of the Notes, provided, however, that the liability of each Pledgor hereunder shall be on a non-recourse basis to any Pledgor personally or to any assets or properties of any Pledgor, other than the Pledged Stock, as hereinafter defined. The non-recourse liability of the Pledgors described in the previous sentence is hereinafter referred to as the "Obligations".

      2. Pledge; Grant of Security Interest. To secure the prompt payment and performance of the Obligations, each Pledgor hereby grants to the Agent, for the ratable benefit of the Noteholders, a continuing security interest in all of such Pledgor's right, title and interest in and to all of the "Pledged Stock", and all "Proceeds" thereof. As used herein, the term "Pledged Stock" shall mean, as to each Pledgor, the number of issued and outstanding shares of common stock issued by the Borrower to, and owned by, such Pledgor and identified on SCHEDULE A hereto, and the term "Proceeds" shall have the meaning provided in the Uniform Commercial Code adopted by the state, the laws of which shall govern this Agreement, and, in any event, shall include, without limitation, (i) all dividends, interest and all other income derived from, or payable with respect to, or in exchange for, the Pledged Stock, (ii) all collections on the Pledged Stock and all distributions with respect to the Pledged Stock, (iii) all other property from time to time received, receivable or otherwise distributed with respect to, or in exchange for, the Pledged Stock, and (iv) any consideration received from any sale, transfer, assignment, conveyance or disposition of any of the Pledged Stock. The Pledged Stock and the Proceeds shall be referred to collectively herein as the "Collateral."

      3. The Agent. The Collateral will be held by the Agent as the collateral agent for the ratable benefit of the Noteholders, and will be so held by it in the registered name of the Pledgors, until such time as the Noteholders, by the requisite number, authorize the Agent to exercise remedies with respect to the Collateral after the occurrence of an Acceleration Event, as hereinafter defined. Any enforcement, action or waiver by the Agent hereunder shall only be undertaken upon the approval of the holders of at least a majority of the then outstanding principal of the Notes.

      4. Delivery of Pledged Stock; Additional Actions. Within five business days of the date hereof, each Pledgor shall deliver to the Agent all of the certificates evidencing the Pledged Stock pledged by such Pledgor to the Agent, duly endorsed by such Pledgor to the Agent if necessary (and accompanied by any transfer tax stamps required in connection with the pledge of such Pledged Stock), together with undated stock powers covering such Pledged Stock, duly executed in blank by such Pledgor to the Agent. Each Pledgor agrees that at any reasonable time at the reasonable request of the Agent and at the expense of such Pledgor, such Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock certificates and powers, proxies, assignments, instruments and documents, and promptly take all further action, that the Agent reasonably determines is necessary or desirable to (i) perfect and protect any security interest granted or purported to be granted by this Agreement, (ii) enable the Agent to exercise and enforce the Noteholders' rights and remedies under this Pledge, and/or (iii) otherwise carry out the provisions and purposes of this Agreement.

      5. Representations and Warranties. Each Pledgor represents and warrants to the Agent, as to such Pledgor, that:

            (a) The Pledged Stock owned by such Pledgor has been duly authorized and validly issued and is fully paid and non-assessable.

            (b) Such Pledgor is the record and beneficial owner of such Pledged Stock, free and clear of any security interest, except for the security interest created under this Agreement, with full right to deliver, pledge, and collaterally assign such Pledged Stock to the Agent.

            (c) This Agreement creates a valid security interest in such Pledged Stock, securing the payment of the Obligations.

            (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by such Pledgor of the security interest created hereunder or for the execution, delivery or performance of this Agreement by such Pledgor.

            (e) The execution, delivery and performance of this Agreement are not in contravention of law or, to such Pledgor's knowledge, of any material agreement to which such Pledgor is a party or by which such Pledgor is bound.

      6. Affirmative Covenants. Each Pledgor covenants and agrees with the Agent that, from and after the effective date of this Agreement, such Pledgor shall
(i) maintain the security interest created in favor of the Agent in the Pledged Stock owned by such Pledgor pursuant to this Agreement as a valid security interest free and clear of any competing claims or liens, and (ii) defend such security interest against claims and demands of all persons whomsoever.

            7. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default (as defined in Section 14 hereof) shall have occurred and be continuing (i) each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement; (ii) each Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Stock; and (iii) the Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor, all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to clause (i) above and to receive the dividends and other distributions which such Pledgor is authorized to receive pursuant to clause (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of Default (as defined in Section 14 hereof):

                  (i) All rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights which the Pledgors would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and other distributions which the Pledgors would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent on behalf of the Noteholders, which shall thereupon have the sole right (as directed by the holders of at least a majority of the then outstanding principal amount of Notes) to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Stock such dividends and other distributions;

                  (ii) All dividends and other distributions which are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Noteholders, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent, as Pledged Stock in the same form as so received (with any necessary indorsements or assignments); and


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

                  (iii) Each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Agent, all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling it to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends and other distributions which it is authorized to receive pursuant to clause (ii) above.

      8. Transfers and Other Liens. Each Pledgor agrees that such Pledgor will not (i) sell, assign, transfer, convey, exchange, pledge or otherwise dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Stock owned by such Pledgor, without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed, or (ii) create or permit to exist any security interest with respect to any of the Pledged Stock, except for the security interest created by this Agreement.

      9. Application of Proceeds of Sale of Pledged Stock. All monies received by the Agent shall be applied ratably against the Obligations in the same order as set forth in Section 7(b) of the General Security Agreement.

      10. The Agent Appointed Attorney-in-Fact. After and during the continuance of an Event of Default (as defined in Section 14 hereof), each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all drafts and other instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Stock owned by such Pledgor or any part thereof and to give full discharge for the same.

      11. The Agent May Perform. If a Pledgor fails to perform any agreement contained herein, the Agent may, but without any obligation to do so, itself perform, or cause performance of, such agreement.

      12. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock in its possession if the Pledged Stock is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Stock, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Stock; provided, however, that upon a Pledgor's instruction, the Agent shall use reasonable efforts to take such action as such Pledgor directs the Agent to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Stock owned by such Pledgor, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Pledged Stock against prior parties, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Stock.


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

      13. Subsequent Changes Affecting Pledged Stock. Each Pledgor represents to the Agent that such Pledgor has made his own arrangements for keeping informed of changes or potential changes affecting the Pledged Stock owned by such Pledgor (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and such Pledgor agrees that the Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

      14. Events of Default; Remedies upon an Acceleration Event.

            (a) Each of the following events shall constitute an "Event of Default" under this Agreement: (i) the Borrower shall fail to pay when due and payable any scheduled installment of interest on or principal of the Notes (and such failure shall not have been cured within 20 days after written notice thereof by the Agent to the Borrower), (ii) any material representation or material warranty made herein by any Pledgor shall be false or incorrect in any material respect when made or (iii) the breach of any material covenant contained herein by any Pledgor, and the failure to cure such breach within thirty (30) days after such Pledgor shall have received written notice thereof from the Agent.

            (b) If any Event of Default shall have occurred and be continuing, and as a consequence thereof, the Noteholders, by the requisite number provided in the Securities Purchase Agreement, shall have accelerated the maturity of the Notes and shall not have rescinded such acceleration (an "Acceleration Event"), the Agent shall have all of the rights and remedies with respect to the Pledged Stock of a secured party under the applicable Uniform Commercial Code, and, subject to the terms contained in paragraph (c) hereof, the Agent may, with reasonable prior written notice and at its option, transfer or register the Pledged Stock or any part thereof on the books of the Borrower into the name of the Agent, or its nominee(s), with or without any indication that such Pledged Stock is subject to the security interest hereunder. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Stock may be effected after an Acceleration Event, each Pledgor agrees that upon the occurrence or existence of an Acceleration Event and during the continuance thereof, the Agent (or a party or parties designated by the Agent) may, from time to time, attempt to sell all or any part of the Pledged Stock by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Agent (or a party or parties designated by the Agent) may solicit offers to buy the Pledged Stock, or any part of it, for cash, from a limited number of investors deemed by the Agent (or its designees) in its (or their) judgment, to be responsible parties who might be interested in purchasing the Pledged Stock, and if the Agent and/or its designees solicits such offers from not less than three (3) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Stock. In addition, upon the occurrence of an Event of Default and during the continuance thereof, all rights of each Pledgor to exercise the voting and other rights which such Pledgor would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Agent as provided in Section 7.


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

            (c) Notwithstanding anything to the contrary contained in this Agreement, or in any of the Notes, the Securities Purchase Agreement or the General Security Agreement, or in any other agreement now or hereafter existing between or among the Borrower, any of the Noteholders, the Agent or any of the Pledgors, the Agent may not commence any exercise of remedies with respect to any of the Collateral unless and until (i) it shall first have exhausted all commercially reasonable efforts to dispose of the "Collateral", as such term is defined in the General Security Agreement and (ii) it shall have given each Pledgor not less than twenty (20) days written notice thereof.

      15. Termination. This Agreement shall terminate when all the Obligations have been fully paid and performed, at which time the Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the applicable Pledgor, or to such person or persons as such Pledgor shall designate, against receipt, such of the Pledged Stock (if any) as shall not have been sold or otherwise applied by the Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Agent and at the expense of such Pledgor. Upon termination of this Agreement, the Agent shall execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and the discharge and release of the Agent's security interest in the Pledged Stock owned by such Pledgor.

      16. Amendments, Waivers and Consents. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the Agent and each Pledgor.

      17. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), shall be addressed and shall be deemed to have been validly served, given or delivered if so addressed and sent by overnight mail, as follows:

            (a) If to the Agent, then to:

                         Edward S. Gutman, as Agent
                         888 Seventh Avenue
                         New York, NY 10106

                With a copy to:

                         Graubard Miller
                         The Chrysler Building
                         405 Lexington Avenue - 19th Floor
                         New York, NY 10174
                         Attention: David Alan Miller, Esq.


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

            (b) If to any Pledgor, then to

                         Louis S. Slaughter
                         195 Binney Street
                         Apt. 2208
                         Cambridge, MA  02142

                With a copy to:

                         Blank Rome LLP
                         The Chrysler Building
                         405 Lexington Avenue - 23rd Floor
                         New York, NY  10174
                         Attention:  Elise M. Adams, Esq.

      18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Stock and shall (i) remain in full force and effect until payment in full of the Obligations; (ii) be binding upon each Pledgor, and the heirs, successors and assigns of each as applicable; and (iii) inure to the benefit of the Pledgee and its successors, transferees and assigns.

      19. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK (the "Choice of Law State"). Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Uniform Commercial Code, as in effect in the Choice of Law State, are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      20. Consent To Jurisdiction; Service of Process; Jury Trial Waiver. Each Pledgor and the Agent (1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States
District Court for the Southern District of New York, and (2) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each Pledgor waives any objection which such Pledgor may have now or hereafter to the venue of any such suit, action or proceeding. Each Pledgor and the Agent further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon such Pledgor mailed by certified mail to his address set forth below shall be deemed in every respect effective service of process upon such Pledgor, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.


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

      21. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate.

      22. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

      IN WITNESS WHEREOF, each of the Agent and the Pledgors have each caused this Stock Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        PLEDGORS:


                                        /s/ Louis S. Slaughter
                                        ----------------------------
                                        LOUIS S. SLAUGHTER
                                        195 Binney Street, Apt. 2208
                                        Cambridge, MA 02142


                                        /s/ Douglas Lockie
                                        ----------------------------
                                        DOUGLAS LOCKIE
                                        19267 Mountain Way
                                        Los Gatos, CA 95030


                                        AGENT:


                                        /s/ Edward S. Gutman
                                        ----------------------------
                                        EDWARD S. GUTMAN
                                        888 Seventh Avenue
                                        New York, NY 10106


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

                                   SCHEDULE A

                          Description of Pledged Stock

NAME OF PLEDGOR                      CERTIFICATE NO.            NUMBER OF SHARES
---------------                      ---------------            ----------------

Louis S. Slaughter                    ____________                   540,993

Douglas Lockie                        ____________                   540,993


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